Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Mitchell M. Cox, Chief Executive Officer of Small Cap Premium & Dividend Income Fund Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 21, 2006


                                                    /s/ Mitchell M. Cox
                                                    ----------------------------
                                                    Mitchell M. Cox,
                                                    Chief Executive Officer of
                                                    Small Cap Premium & Dividend
                                                    Income Fund Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Small Cap Premium & Dividend Income Fund Inc. and will be retained by Small Cap Premium & Dividend Income Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Small Cap Premium & Dividend Income Fund Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 21, 2006


                                                    /s/ Donald C. Burke
                                                    ----------------------------
                                                    Donald C. Burke,
                                                    Chief Financial Officer of
                                                    Small Cap Premium & Dividend
                                                    Income Fund Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Small Cap Premium & Dividend Income Fund Inc. and will be retained by Small Cap Premium & Dividend Income Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.